Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

March 31, 2009

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 19 properties totaling 8,358 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

47

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Jayson C. Cyr

Senior Vice President, Internal Audit

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President & Treasurer

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Cory P. Warning

Vice President, Development

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Equity Research Coverage

Firm	Analyst	Telephone
Deutsche Bank North America	Chris Woronka	(212) 250-5815

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

Robert W. Baird & Co.	David Loeb	(414) 765-7063

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts’ performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	March 31, 2009
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	74,971	74,971
Operating partnership units outstanding	976	976
Stock options outstanding	885	885
Restricted stock units outstanding	1,079	1,079

Combined shares, options and units outstanding	77,911	77,911
Common stock price at end of period	$0.69	$0.69

Common equity capitalization	$53,759	$53,759
Preferred equity capitalization (at $25.00 face value)	370,236	370,236
Consolidated debt (excludes discount on exchangeable senior notes)	1,768,896	1,768,896
Pro rata share of unconsolidated debt	282,825	—
Pro rata share of consolidated debt	(107,065)	—
Cash and cash equivalents	(128,283)	(128,283)

Total enterprise value	$2,240,368	$2,064,608

Net Debt / Total Enterprise Value	81.1%	79.5%
Preferred Equity / Total Enterprise Value	16.5%	17.9%
Common Equity / Total Enterprise Value	2.4%	2.6%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008
Revenues:
Rooms	$96,586	$130,280
Food and beverage	57,106	79,124
Other hotel operating revenue	25,791	27,154

	179,483	236,558
Lease revenue	1,120	1,287

Total revenues	180,603	237,845

Operating Costs and Expenses:
Rooms	27,289	33,125
Food and beverage	42,827	56,743
Other departmental expenses	55,238	62,562
Management fees	6,763	9,609
Other hotel expenses	13,782	16,042
Lease expense	3,966	4,327
Depreciation and amortization	34,103	27,603
Impairment losses and other charges	459	—
Corporate expenses	10,424	7,430

Total operating costs and expenses	194,851	217,441

Operating (loss) income	(14,248)	20,404
Interest expense	(23,966)	(22,842)
Interest income	414	595
Loss on early extinguishment of debt	(883)	—
Equity in earnings (losses) of joint ventures	139	(779)
Foreign currency exchange gain (loss)	2,015	(3,209)
Other expenses, net	(39)	(262)

Loss before income taxes, loss on sale of noncontrolling interests in hotel properties and discontinued operations	(36,568)	(6,093)
Income tax expense	(100)	(212)

Loss before loss on sale of noncontrolling interests in hotel properties and discontinued operations	(36,668)	(6,305)
Loss on sale of noncontrolling interests in hotel properties	—	(5)

Loss from continuing operations	(36,668)	(6,310)
Income from discontinued operations, net of tax	—	5,200

Net loss	(36,668)	(1,110)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	446	2
Net loss attributable to the noncontrolling interests in consolidated affiliates	753	897

Net loss attributable to SHR	(35,469)	(211)
Preferred shareholder dividends	(7,721)	(7,721)

Net loss attributable to SHR common shareholders	$(43,190)	$(7,932)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.57)	$(0.18)
Income from discontinued operations attributable to SHR common shareholders	—	0.07

Net loss attributable to SHR common shareholders	$(0.57)	$(0.11)

Weighted average common shares outstanding	75,166	74,950

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009 and December 31, 2008

Consolidated Balance Sheets

(in thousands, except share data)

	March 31, 2009	December 31, 2008
Assets
Investment in hotel properties, net	$2,358,243	$2,383,860
Goodwill	118,002	120,329
Intangible assets, net of accumulated amortization of $3,414 and $3,096	31,445	32,277
Investment in joint ventures	81,584	82,122
Cash and cash equivalents	128,283	80,954
Restricted cash and cash equivalents	28,796	37,358
Accounts receivable, net of allowance for doubtful accounts of $2,477 and $2,203	64,180	70,945
Deferred financing costs, net of accumulated amortization of $6,981 and $6,655	16,566	10,375
Deferred tax assets	36,246	38,260
Other assets	46,987	52,687

Total assets	$2,910,332	$2,909,167

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$1,292,896	$1,301,535
Exchangeable senior notes, net of discount	166,198	165,155
Bank credit facility	296,000	206,000
Accounts payable and accrued expenses	240,991	281,918
Deferred tax liabilities	31,232	34,236
Deferred gain on sale of hotels	97,800	104,251

Total liabilities	2,125,117	2,093,095

Noncontrolling interests in SHR’s operating partnership	5,096	5,330

Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	108,206
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 74,971,069 and 74,410,012 common shares issued and outstanding)	750	744
Additional paid-in capital	1,233,077	1,228,774
Accumulated deficit	(745,732)	(710,263)
Accumulated other comprehensive loss	(92,277)	(93,637)

Total SHR’s shareholders’ equity	753,739	783,539

Noncontrolling interests in consolidated affiliates	26,380	27,203

Total equity	780,119	810,742

Total liabilities and equity	$2,910,332	$2,909,167

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On July 2, 2008, we sold the Hyatt Regency Phoenix for net sales proceeds of $89.6 million.

The following is a summary of income from discontinued operations for the three months ended March 31, 2009 and 2008 (in thousands):

	Three Months Ended March 31,
	2009	2008
Hotel operating revenues	$—	$14,223

Operating costs and expenses	—	8,478
Depreciation and amortization	—	690

Total operating costs and expenses	—	9,168

Operating income	—	5,055
Other expenses, net	—	(181)
Income tax expense	—	(90)
Gain on sale of assets	—	416

Income from discontinued operations	$—	$5,200

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended March 31,
	2009	2008
Total revenues (100%)	$28,192	$34,858
Property EBITDA (100%)	$8,506	$11,449

Equity in losses of joint venture (SHR 45% ownership)
Property EBITDA	$3,828	$5,152
Depreciation and amortization	(1,903)	(1,900)
Interest expense	(2,061)	(4,411)
Other expense, net	(183)	(28)
Income taxes	213	340

Equity in losses of joint venture	$(106)	$(847)

EBITDA Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(106)	$(847)
Depreciation and amortization	1,903	1,900
Interest expense	2,061	4,411
Income taxes	(213)	(340)

EBITDA Contribution for investment in Hotel del Coronado	$3,645	$5,124

FFO Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(106)	$(847)
Depreciation and amortization	1,903	1,900

FFO Contribution for investment in Hotel del Coronado	$1,797	$1,053

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity
CMBS Mortgage and Mezzanine	2.58%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	3.00%	250 bp	18,500	January 2011 (a)

			628,500
Cash and cash equivalents			(47,543)

Net Debt			$580,957

(a)	Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2009	5.0%	$630,000	May 2009
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	June 2009	3.0%	$630,000	January 2010
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	February 2010	5.0%	$630,000	January 2011

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units.

	Three Months Ended March 31,
	2009	2008
North Beach Venture
Hotel condominium sales (100%)	$—	$78
Hotel condominium cost of sales (100%)	$(4)	$99

SHR’s 45% share
Hotel condominium sales	$—	$35
Hotel condominium cost of sales	(2)	45
Other income, net	4	13
Income taxes	—	(36)

SHR’s share of net income	$2	$57

Net income	$2	$57
Income taxes	—	36

EBITDA Contribution for investment in North Beach Venture	$2	$93

FFO Contribution for investment in North Beach Venture	$2	$57

	Three Months Ended March 31,
	2009	2008
RCPM
SHR’s 31% share
Sales	$1,043	$196

EBITDA Contribution for investment in RCPM	$394	$60

FFO Contribution for investment in RCPM	$278	$41

SHR’s share of total residential activity:
Sales	$1,043	$231

EBITDA	$396	$153

FFO	$280	$98

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Leasehold Information

(in thousands)

	Three Months Ended March 31,
	2009	2008
Paris Marriott Champs Elysees:
Property EBITDA	$2,607	$4,005

Revenue (a)	$2,607	$4,005

Lease Expense	(2,862)	(3,059)
Less: Deferred Gain on Sale Leaseback	(1,100)	(1,263)

Adjusted Lease Expense	(3,962)	(4,322)

EBITDA Contribution from Leasehold	$(1,355)	$(317)

Marriott Hamburg:
Property EBITDA	$1,353	$1,562

Revenue (a)	$1,120	$1,287

Lease Expense	(1,104)	(1,268)
Less: Deferred Gain on Sale Leaseback	(51)	(59)

Adjusted Lease Expense	(1,155)	(1,327)

EBITDA Contribution from Leasehold	$(35)	$(40)

Total Leaseholds:
Property EBITDA	$3,960	$5,567

Revenue (a)	$3,727	$5,292

Lease Expense	(3,966)	(4,327)
Less: Deferred Gain on Sale Leaseback	(1,151)	(1,322)

Adjusted Lease Expense	(5,117)	(5,649)

EBITDA Contribution from Leasehold	$(1,390)	$(357)

	March 31, 2009	December 31, 2008
Security Deposits (b):
Paris Marriott Champs Elysees	$11,822	$15,507
Marriott Hamburg	6,643	6,984

Total	$18,465	$22,491

(a)	For the three months ended March 31, 2009 and 2008, Revenue for the Paris Marriott Champs Elysees represents Property EBITDA. For the three months ended March 31, 2009 and 2008, Revenue for the Marriott Hamburg represents lease revenue.
(b)	The security deposits are recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net loss attributable to SHR common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO—Fully Diluted, which is FFO plus income or loss attributable to convertible noncontrolling interests. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net loss attributable to SHR common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible noncontrolling interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of noncontrolling interests provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net loss or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net loss attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net loss attributable to SHR common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO—Fully Diluted, EBITDA and Adjusted EBITDA.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended March 31,
	2009	2008
Net loss attributable to SHR common shareholders	$(43,190)	$(7,932)
Depreciation and amortization—continuing operations	34,103	27,603
Depreciation and amortization—discontinued operations	—	690
Interest expense—continuing operations	23,966	22,842
Income taxes—continuing operations	100	212
Income taxes—discontinued operations	—	90
Noncontrolling interests	(446)	(2)
Adjustments from consolidated affiliates (a)	(1,564)	(1,671)
Adjustments from unconsolidated affiliates	3,899	5,989
Preferred shareholder dividends	7,721	7,721

EBITDA	24,589	55,542
Realized portion of deferred gain on sale leasebacks	(1,151)	(1,322)

Adjusted EBITDA	23,438	54,220

Gain on sale of assets—continuing operations	(2)	(117)
Gain on sale of assets—discontinued operations	—	(416)
Loss on sale of noncontrolling interests in hotel properties	—	5
Impairment losses and other charges—continuing operations	459	—
Foreign currency exchange (gain) loss (b)	(2,015)	3,209
Hyatt Regency La Jolla noncontrolling interest (a)	—	(1,180)
Loss on early extinguishment of debt—continuing operations	883	—

Comparable EBITDA	$22,763	$55,721

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is not deducted from net loss attributable to SHR common shareholders under GAAP accounting rules for the three months ended March 31, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property EBITDA is included in adjustments from consolidated affiliates for the three months ended March 31, 2009.
(b)	Foreign currency exchange loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended March 31,
	2009	2008
Net loss attributable to SHR common shareholders	$(43,190)	$(7,932)
Depreciation and amortization—continuing operations	34,103	27,603
Depreciation and amortization—discontinued operations	—	690
Corporate depreciation	(304)	(292)
Gain on sale of assets—continuing operations	(2)	(117)
Gain on sale of assets—discontinued operations	—	(416)
Loss on sale of noncontrolling interests in hotel properties	—	5
Realized portion of deferred gain on sale leasebacks	(1,151)	(1,322)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	343	394
Noncontrolling interests adjustments	(457)	(387)
Adjustments from consolidated affiliates (a)	(1,832)	(1,275)
Adjustments from unconsolidated affiliates	1,935	1,900

FFO	(10,555)	18,851
Convertible noncontrolling interests	11	385

FFO—Fully Diluted	(10,544)	19,236
Impairment losses and other charges—continuing operations	459	—
Foreign currency exchange (gain) loss, net of tax (b)	(2,177)	3,916
Hyatt Regency La Jolla noncontrolling interest (a)	—	(589)
Loss on early extinguishment of debt—continuing operations	883	—

Comparable FFO	$(11,379)	$22,563

Comparable FFO per diluted share	$(0.15)	$0.30

Weighted average diluted shares	75,166	76,086

(a)	The noncontrolling interest partner’s share of the Hyatt Regency La Jolla’s property FFO is not deducted from net loss attributable to SHR common shareholders under GAAP accounting rules for the three months ended March 31, 2008. Under new accounting rules effective January 1, 2009, the noncontrolling interest partner’s share of the Hyatt Regency LaJolla’s property EBITDA is included in adjustments from consolidated affiliates for the three months ended March 31, 2009.
(b)	Foreign currency exchange loss applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Debt Summary

(dollars in thousands)

Debt	Interest Rate		Spread (a)		Loan Amount	Maturity (b)
Punta Mita land parcel promissory note	N/A		N/A		$16,891	August 2009
Bank credit facility	4.25%		375 bp		296,000	March 2011
Westin St. Francis	1.20%		70 bp		220,000	August 2011
Fairmont Scottsdale Princess	1.06%		56 bp		180,000	September 2011
InterContinental Chicago	1.56%		106 bp		121,000	October 2011
InterContinental Miami	1.23%		73 bp		90,000	October 2011
InterContinental Prague (c)	2.71%		120 bp	(c)	138,174	March 2012
Loews Santa Monica Beach Hotel	1.13%		63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	1.17%		67 bp		76,500	March 2012
Exchangeable senior notes, net of discount	3.50	% (d)	Fixed		166,198	April 2012
Fairmont Chicago	1.20%		70 bp		123,750	April 2012
Hyatt Regency La Jolla	1.50%		100 bp		97,500	September 2012
Marriott London Grosvenor Square (e)	2.75%		110 bp	(e)	110,831	October 2013

					$1,755,094

(a)	Spread over LIBOR (0.50% at March 31, 2009).
(b)	Includes extension options, excluding the conditional one-year extension option on the bank credit facility.
(c)	Principal balance of €104,000,000 at March 31, 2009. Spread over three-month EURIBOR (1.51% at March 31, 2009).
(d)	Reflects the cash coupon.
(e)	Principal balance of £77,250,000 at March 31, 2009. Spread over three-month GBP LIBOR (1.65% at March 31, 2009).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	50,000	June 2012
June 2006	5.50%	75,000	June 2013
August 2006	5.42%	100,000	August 2013
March 2007	4.84%	100,000	July 2012
March 2009	0.70%	50,000	September 2009
March 2009	0.78%	50,000	December 2009
March 2009	0.90%	75,000	April 2010
March 2009	1.12%	50,000	December 2010
March 2009	1.38%	50,000	August 2011
March 2009	0.64%	50,000	September 2009
March 2009	1.02%	50,000	December 2010
March 2009	0.64%	50,000	December 2009
March 2009	1.04%	100,000	February 2011
March 2009	1.22%	50,000	August 2011

	2.60%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£77,250	October 2013

Swap Effective Date	Fixed Pay Rate Against EURIBOR	Notional Amount	Maturity
September 2008	4.53%	€104,000	March 2012

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	100,000	December 2014
April 2010	5.42%	75,000	April 2015
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

		$475,000

At March 31, 2009, future scheduled debt principal payments (including non-conditional extension options) are as follows:

Years ended December 31,	Amount (in thousands)
2009	$16,891
2010	7,101
2011	914,101
2012	728,839
2013	101,964
Thereafter	—

1,768,896
Less discount on exchangeable senior notes	(13,802)

Total	$1,755,094

Percent of fixed rate debt including U.S. and European swaps	80.2%
Weighted average interest rate including U.S. and European swaps (f)	3.82%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.88

(f)	Excludes the amortization of deferred financing costs, amortization of the discount on the exchangeable senior notes and the amortization of the interest rate swap costs.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Portfolio Data

Portfolio at March 31, 2009

Hotel	Location	Number of Rooms	% of Total Rooms	% of QTD March 2009 Property EBITDA	QTD March 2009 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	14%	7%	$2,659
InterContinental Chicago (a)	Chicago, IL	792	9%	2%	569
Hotel del Coronado (b)	Coronado, CA	757	9%	10%	3,828
Fairmont Chicago	Chicago, IL	687	8%	-4%	(1,580)
Fairmont Scottsdale Princess	Scottsdale, AZ	649	8%	15%	5,472
InterContinental Miami	Miami, FL	641	8%	14%	5,130
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	4%	1,465
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	5%	1,967
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	-1%	(225)
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	3%	1,286
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	-1%	(249)
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	7%	2,707

Total United States		6,750	81%	61%	23,029

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	5%	1,893
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	19%	7,025

Total Mexican		413	5%	24%	8,918

Total North American		7,163	86%	86%	31,947

European:
InterContinental Prague	Prague, Czech Republic	372	5%	4%	1,373
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	4%	1,531
Paris Marriott Champs Elysees	Paris, France	192	2%	7%	2,607
Renaissance Paris Hotel Le Parc Trocadero (d)	Paris, France	116	1%	0%	(118)

Total European		1,195	14%	15%	5,393

		8,358	100%	100%	$37,340

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have a leasehold interest in this property and have not included it in the percentage of Property EBITDA calculation.
(d)	This property, formerly referred to as Hotel Le Parc, was rebranded on April 1, 2008.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2009

Under Construction and Completed Capital Projects (2006 - present)

(images of completed projects available on the Company’s website)

Hotel	Project Description	Completed
Fairmont Chicago	ENO, wine tasting room *	Q2 08
	Lobby renovation	Q2 08
	Guest room renovation	Q2 08
	Spa and fitness center	Q1 08
	Gold lounge	Q4 06
	Sushi bar	Q4 06

Fairmont Scottsdale Princess	Main building guest room renovation	Q4 08
	Michael Mina operated Bourbon Steak Restaurant	Q1 08
	Midnight Oil operated Stone Rose Bar	Q1 08
	Gold room renovation	Q1 08
	GM house conversion - 1 room addition	Q1 08

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita	Lobby bar	Q1 08
	Oasis room and river pool - 23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite - 5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite - 5 room addition	Q1 06

Four Seasons Washington, D.C.	Lobby renovation	Q1 09
	Michael Mina operated Bourbon Steak Restaurant	Q1 09
	Presidential suite renovation	Q1 09
	11 room expansion	Q1 09

Hotel del Coronado	Retail reconfiguration / renovation	Q2 08
	ENO, wine tasting room *	Q1 08
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Beach Village - 78 room addition	Q2 07
	Spa & fitness center / beach club	Q1 07

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Spa and fitness center	Q3 08
	Starbucks	Q3 06

InterContinental Prague	Partial guest room renovation	Q2 07

Loews Santa Monica Beach Hotel	Partial guest room renovation	Q4 08

Marriott London Grosvenor Square	Guest room renovation (phase II)	In Construction
	Basement reorganization	Q4 08
	Gordon Ramsay operated Maze Grill Restaurant	Q2 08
	Concierge lounge	Q2 08
	Guest room renovation (phase I)	Q1 08

Renaissance Paris Hotel Le Parc Trocadero	Renaissance brand conversion	Q1 08

Ritz-Carlton Half Moon Bay	ENO, wine tasting room expansion*	Q3 08
	Restaurant and lounge renovation	Q3 08
	Suite renovation	Q1 08
	Outdoor patios / guest room fireplaces	Q3 06
	Ocean terrace addition	Q2 06

Ritz-Carlton Laguna Niguel	Meeting space renovation	Q4 07
	Suite renovation / conversion - 3 room addition	Q2 07
	ENO, wine tasting room *	Q1 07

Westin St. Francis	Guest room and corridor renovation	In Construction
	Lobby bar	Q3 08

*	Strategic’s branded wine room concept

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended March 31, 2009

Seasonality by Geographic Region

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency Phoenix as its results of operations were reclassified to discontinued operations; (ii) exclusion of the unconsolidated Hotel del Coronado; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2009)

Same store property revenues—11 Properties and 5,993 Rooms

	Three Months Ended				Total
	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Same store property revenues	$202,580	$178,391	$174,328	$138,476	$693,775
Same store seasonality %	29.2%	25.7%	25.1%	20.0%	100.0%

Mexican Hotels (as of March 31, 2009)

Same store property revenues—2 Properties and 413 Rooms

	Three Months Ended				Total
	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Same store property revenues	$23,580	$17,932	$20,984	$20,591	$83,087
Same store seasonality %	28.4%	21.6%	25.2%	24.8%	100.0%

North American Hotels (as of March 31, 2009)

Same store property revenues—13 Properties and 6,406 Rooms

	Three Months Ended				Total
	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Same store property revenues	$226,160	$196,323	$195,312	$159,067	$776,862
Same store seasonality %	29.1%	25.3%	25.1%	20.5%	100.0%

European Hotels (as of March 31, 2009)

Same store property revenues—5 Properties and 1,195 Rooms

	Three Months Ended				Total
	June 30, 2008	September 30, 2008	December 31, 2008	March 31, 2009
Same store property revenues	$48,480	$47,302	$37,435	$25,053	$158,270
Same store seasonality %	30.6%	29.9%	23.7%	15.8%	100.0%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Hyatt Regency Phoenix as this property’s results of operations were reclassified to discontinued operations for the three months ended March 31, 2009 and 2008 and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2009)

11 Properties

5,993 Rooms

	Three Months Ended March 31,
	2009	2008	Change
Average Daily Rate	$222.35	$249.46	-10.9%
Average Occupancy	58.9%	69.0%	(10.1	) pts
RevPAR	$131.01	$172.23	-23.9%
Total RevPAR	$257.85	$331.52	-22.2%
Property EBITDA Margin	13.9%	20.9%	(7.0	) pts

Mexican Hotels (as of March 31, 2009)

2 Properties

413 Rooms

	Three Months Ended March 31,
	2009	2008	Change
Average Daily Rate	$527.35	$605.56	-12.9%
Average Occupancy	64.1%	74.2%	(10.1	) pts
RevPAR	$337.93	$449.12	-24.8%
Total RevPAR	$553.97	$750.56	-26.2%
Property EBITDA Margin	43.3%	44.0%	(0.7	) pts

North American Hotels (as of March 31, 2009)

13 Properties

6,406 Rooms

	Three Months Ended March 31,
	2009	2008	Change
Average Daily Rate	$243.70	$274.16	-11.1%
Average Occupancy	59.3%	69.4%	(10.1	) pts
RevPAR	$144.40	$190.20	-24.1%
Total RevPAR	$277.02	$358.71	-22.8%
Property EBITDA Margin	17.7%	24.0%	(6.3	) pts

European Hotels (as of March 31, 2009)

5 Properties

1,195 Rooms

	Three Months Ended March 31,
	2009	2008	Change
Average Daily Rate	$260.49	$317.59	-18.0%
Average Occupancy	59.8%	69.3%	(9.5	) pts
RevPAR	$155.67	$220.14	-29.3%
Total RevPAR	$232.94	$315.34	-26.1%
Property EBITDA Margin	26.9%	28.4%	(1.5	) pts

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2009 and 2008. Property EBITDA reflects property net operating income plus depreciation and amortization.

UNITED STATES HOTELS:	Three Months Ended March 31,
	2009	2008	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$8,974	$9,751	(8.0)%
Property EBITDA	$(1,580)	$(1,444)	(9.4)%

Selected Operating Information:
Rooms	687	687	—
Average occupancy	46.7%	43.8%	2.9	pts
ADR	$172.34	$188.88	(8.8)%
RevPAR	$80.49	$82.80	(2.8)%
Total RevPAR	$145.13	$155.98	(7.0)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information:
Total revenues	$22,730	$32,212	(29.4)%
Property EBITDA	$5,472	$11,056	(50.5)%

Selected Operating Information:
Rooms	649	649	—
Average occupancy	69.2%	78.0%	(8.8	) pts
ADR	$253.71	$350.90	(27.7)%
RevPAR	$175.60	$273.73	(35.8)%
Total RevPAR	$389.14	$545.42	(28.7)%

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$13,946	$11,402	22.3%
Property EBITDA (a)	$2,707	$769	252.0%
Selected Operating Information:
Rooms	222	211	11
Average occupancy	61.1%	65.6%	(4.5	) pts
ADR	$578.43	$487.79	18.6%
RevPAR	$353.20	$319.97	10.4%
Total RevPAR	$697.99	$593.83	17.5%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 45%):
Total revenues	$28,192	$34,858	(19.1)%
Property EBITDA	$8,506	$11,449	(25.7)%

Selected Operating Information:
Rooms	757	757	—
Average occupancy	57.3%	69.4%	(12.1	) pts
ADR	$322.98	$332.66	(2.9)%
RevPAR	$184.94	$231.03	(20.0)%
Total RevPAR	$413.80	$506.02	(18.2)%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

	Three Months Ended March 31,
	2009	2008	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,884	$10,164	(12.6)%
Property EBITDA	$1,465	$2,507	(41.6)%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	70.3%	74.0%	(3.7	) pts
ADR	$162.56	$183.61	(11.5)%
RevPAR	$114.24	$135.83	(15.9)%
Total RevPAR	$235.60	$266.56	(11.6)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$11,142	$12,847	(13.3)%
Property EBITDA	$569	$1,682	(66.2)%

Selected Operating Information:
Rooms	792	792	—
Average occupancy	64.1%	65.6%	(1.5	) pts
ADR	$148.31	$162.20	(8.6)%
RevPAR	$95.07	$106.39	(10.6)%
Total RevPAR	$156.32	$178.25	(12.3)%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$14,306	$19,069	(25.0)%
Property EBITDA (a)	$5,130	$7,911	(35.2)%

Selected Operating Information:
Rooms	641	641	—
Average occupancy	65.7%	81.6%	(15.9	) pts
ADR	$226.29	$245.50	(7.8)%
RevPAR	$148.64	$200.32	(25.8)%
Total RevPAR	$247.98	$326.92	(24.1)%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$8,654	$12,198	(29.1)%
Property EBITDA	$1,286	$3,376	(61.9)%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	71.5%	88.7%	(17.2	) pts
ADR	$260.88	$297.21	(12.2)%
RevPAR	$186.51	$263.67	(29.3)%
Total RevPAR	$281.17	$391.93	(28.3)%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$5,807	$7,580	(23.4)%
Property EBITDA	$(225)	$673	(133.4)%

Selected Operating Information:
Rooms	389	389	—
Average occupancy	36.2%	52.9%	(16.7	) pts
ADR	$118.22	$126.35	(6.4)%
RevPAR	$42.84	$66.81	(35.9)%
Total RevPAR	$177.73	$231.97	(23.4)%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

	Three Months Ended March 31,
	2009	2008	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$8,727	$12,290	(29.0)%
Property EBITDA (a)	$(249)	$778	(132.0)%

Selected Operating Information:
Rooms	261	261	—
Average occupancy	43.4%	64.6%	(21.2	) pts
ADR	$276.43	$310.11	(10.9)%
RevPAR	$120.06	$200.37	(40.1)%
Total RevPAR	$371.51	$517.47	(28.2)%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$12,905	$17,992	(28.3)%
Property EBITDA	$1,967	$3,724	(47.2)%

Selected Operating Information:
Rooms	396	396	—
Average occupancy	47.4%	62.3%	(14.9	) pts
ADR	$353.30	$371.38	(4.9)%
RevPAR	$167.32	$231.50	(27.7)%
Total RevPAR	$362.09	$499.29	(27.5)%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$22,401	$34,059	(34.2)%
Property EBITDA	$2,659	$6,408	(58.5)%

Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	59.4%	75.5%	(16.1	) pts
ADR	$195.33	$216.51	(9.8)%
RevPAR	$116.06	$163.51	(29.0)%
Total RevPAR	$208.28	$313.20	(33.5)%

(a)	For the three months ended March 31, 2008, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects of $98,000.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

	Three Months Ended March 31,
	2009	2008	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$5,849	$7,072	(17.3)%
Property EBITDA	$1,893	$2,174	(12.9)%

Selected Operating Information:
Rooms	240	240	—
Average occupancy	61.0%	67.7%	(6.7	) pts
ADR	$269.83	$282.74	(4.6)%
RevPAR	$164.70	$191.29	(13.9)%
Total RevPAR	$270.80	$323.81	(16.4)%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$14,742	$21,136	(30.3)%
Property EBITDA	$7,025	$10,243	(31.4)%

Selected Operating Information:
Rooms	173	173	—
Average occupancy	68.3%	83.2%	(14.9	) pts
ADR	$846.59	$969.73	(12.7)%
RevPAR	$578.26	$806.80	(28.3)%
Total RevPAR	$946.82	$1,342.59	(29.5)%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

	Three Months Ended March 31,
	2009	2008	Change
EUROPEAN HOTELS:
INTERCONTINENTAL PRAGUE
Selected Financial Information:
Total revenues	$5,978	$8,497	(29.6)%
Property EBITDA	$1,373	$2,780	(50.6)%
Selected Operating Information:
Rooms	372	372	—
Average Occupancy	47.3%	66.1%	(18.8	) pts
ADR	$181.82	$210.94	(13.8)%
RevPAR	$85.93	$139.37	(38.3)%
Total RevPAR	$178.55	$251.00	(28.9)%
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$4,637	$5,478	(15.4)%
Property EBITDA	$1,353	$1,562	(13.4)%
Selected Operating Information:
Rooms	278	278	—
Average occupancy	77.2%	77.7%	(0.5	) pts
ADR	$159.07	$193.76	(17.9)%
RevPAR	$122.85	$150.47	(18.4)%
Total RevPAR	$185.33	$216.52	(14.4)%
MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$4,965	$7,312	(32.1)%
Property EBITDA	$1,531	$2,085	(26.6)%
Selected Operating Information:
Rooms	237	236	1
Average occupancy	55.7%	61.6%	(5.9	) pts
ADR	$277.12	$403.65	(31.3)%
RevPAR	$154.25	$248.83	(38.0)%
Total RevPAR	$232.79	$340.45	(31.6)%
PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$6,762	$10,810	(37.4)%
Property EBITDA	$2,607	$4,005	(34.9)%
Selected Operating Information:
Rooms	192	192	—
Average occupancy	62.2%	88.0%	(25.8	) pts
ADR	$517.88	$558.61	(7.3)%
RevPAR	$322.00	$491.31	(34.5)%
Total RevPAR	$391.32	$618.70	(36.8)%
RENAISSANCE PARIS HOTEL LE PARC TROCADERO
Selected Financial Information:
Total revenues	$2,710	$2,167	25.1%
Property EBITDA	$(118)	$(684)	82.7%
Selected Operating Information:
Rooms	116	116	—
Average occupancy	62.4%	44.5%	17.9	pts
ADR	$297.53	$312.23	(4.7)%
RevPAR	$185.58	$138.90	33.6%
Total RevPAR	$259.61	$205.28	26.5%

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2009		2008
	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hotel
Fairmont Chicago	$(1,580)	$(1,580)	$(1,444)	$(1,444)
Fairmont Scottsdale Princess	5,472	5,472	11,056	11,056
Four Seasons Washington, D.C.	2,707	2,707	769	769
Hotel del Coronado	8,506	—	11,449	—
Hyatt Regency La Jolla	1,465	1,465	2,507	2,507
InterContinental Chicago	569	569	1,682	1,682
InterContinental Miami	5,130	5,130	7,911	7,911
Loews Santa Monica Beach Hotel	1,286	1,286	3,376	3,376
Marriott Lincolnshire Resort	(225)	(225)	673	673
Ritz-Carlton Half Moon Bay	(249)	(249)	778	778
Ritz-Carlton Laguna Niguel	1,967	1,967	3,724	3,724
Westin St. Francis	2,659	2,659	6,408	6,408
Four Seasons Mexico City	1,893	1,893	2,174	2,174
Four Seasons Punta Mita Resort	7,025	7,025	10,243	10,243
InterContinental Prague	1,373	1,373	2,780	2,780
Marriott Hamburg (a)	1,353	18	1,562	20
Marriott London Grosvenor Square	1,531	1,531	2,085	2,085
Paris Marriott Champs Elysees (b)	2,607	(255)	4,005	1,448
Renaissance Paris Hotel Le Parc Trocadero	(118)	(118)	(684)	(684)

	$43,371	$30,668	$71,054	$55,506

Adjustments:
Impairment losses and other charges		(459)		—
Corporate expenses		(10,424)		(7,430)
Interest income		414		595
Loss on early extinguishment of debt		(883)		—
Loss on sale of noncontrolling interests in hotel properties		—		(5)
Equity in earnings (losses) of joint ventures		139		(779)
Foreign currency exchange gain (loss)		2,015		(3,209)
Other expenses, net		(39)		(262)
Income from discontinued operations		—		5,200
Depreciation expense—discontinued operations		—		690
Income taxes—discontinued operations		—		90
Noncontrolling interest in consolidated affiliates		753		897
Adjustments from consolidated affiliates		(1,564)		(1,671)
Adjustments from unconsolidated affiliates		3,899		5,989
Adjustments for abandoned capital projects		—		(98)
Other adjustments		70		29

EBITDA		$24,589		$55,542

(a)	We have a leasehold interest in this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.
(b)	Effective January 1, 2008, we no longer sublease the operations of the Paris Marriott Champs Elysees to a third party and reflect the operating results of the Paris Marriott Champs Elysees in our consolidated statements of operations. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2009 and 2008

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended March 31, 2009
	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$(1,580)	$—	$(1,580)
Fairmont Scottsdale Princess	5,472	—	5,472
Four Seasons Mexico City	1,893	—	1,893
Four Seasons Washington, D.C.	2,707	—	2,707
Hyatt Regency La Jolla	1,465	(718)	747
InterContinental Chicago	569	(279)	290
InterContinental Miami	5,130	—	5,130
Westin St. Francis	2,659	—	2,659

Total Meetings & Business Hotels	18,315	(997)	17,318

Ocean Front Resorts:
Four Seasons Punta Mita Resort	7,025	—	7,025
Hotel del Coronado	8,506	(4,861)	3,645
Loews Santa Monica Beach Hotel	1,286	—	1,286
Ritz-Carlton Half Moon Bay	(249)	—	(249)
Ritz-Carlton Laguna Niguel	1,967	—	1,967

Total Ocean Front Resorts	18,535	(4,861)	13,674

European Hotels:
InterContinental Prague	1,373	—	1,373
Marriott Hamburg	1,353	(1,388)	(35)
Marriott London Grosvenor Square	1,531	—	1,531
Paris Marriott Champs Elysees	2,607	(3,962)	(1,355)
Renaissance Paris Hotel Le Parc Trocadero	(118)	—	(118)

Total European Hotels	6,746	(5,350)	1,396

Non-Core Assets:
Marriott Lincolnshire Resort	(225)	—	(225)

Total Non-Core Assets	(225)	—	(225)

	$43,371	$(11,208)	$32,163

	% of QTD Comparable EBITDA
Meetings & Business Hotels	54%
Ocean Front Resorts	43%
European Hotels	4%
Non-Core Assets	-1%

Total	100%